Exhibit 10.3
SCHEDULE IDENTIFYING SUBSTANTIALLY IDENTICAL AGREEMENTS TO EXHIBIT 10.2
Lease, dated May 31, 2006, by and between CSL LeaseCo, Inc. and HCP Tesson, LLC.
This lease relates to the Tesson Heights facility in St. Louis, Missouri and has a different landlord and different rent amounts than Exhibit 10.2.
Lease, dated May 31, 2006, by and between CSL LeaseCo, Inc. and HCP Veranda, LLC.
This lease relates to the Veranda Club facility in Boca Raton, Florida and has a different landlord and different rent amounts than Exhibit 10.2.